May 16, 2019 Developing Next-Generation Epigenetic Treatments for Cancer Patients Corporate Overview Exhibit 99.2

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the development status of the Company’s product candidates, the anticipated benefits of the changes to its clinical trial protocols and its anticipated achievement of milestones, including determination of proof of concept. All statements, other than statements of historical facts, contained in this press release, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Constellation’s ability to: obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in clinical trials; replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of CPI-1205, CPI-0610 and its other product candidates; advance the development of its product candidates under the timelines it anticipates, or at all, in current and future clinical trials; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties, and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward- looking statements included in this press release represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. CPI-1205, CPI-0610, CPI-0209, and other product candidates are investigational in nature and have not yet been approved by the FDA or other regulatory authorities. Forward-Looking Statements

Two wholly owned clinical programs: CPI-0610 (BET) and CPI-1205 (EZH2) Constellation Highlights CPI-0610 has possible disease-modifying effects in myelofibrosis CPI-1205 has been well tolerated and active in clinical studies in combination with ARS inhibitors in prostate cancer Data updates in Q2 2019 for both programs with additional updates in 2H 2019 CPI-0209 expands the potential of our EZH2 franchise Robust discovery platform fuels the pipeline

* Metastatic castration-resistant prostate cancer Multiple Near-Term Opportunities for Success Product Candidates Indications Preclinical Phase 1 Phase 2 Phase 3 Milestones BET Inhibitor CPI-0610 2L Myelofibrosis 1L Myelofibrosis Interim data update on 2L patients at ASCO/EHA EZH2 Franchise CPI-1205 2L mCRPC* Phase 1b data at AACR Initial Phase 2 data in 2H 2019 CPI-0209 (2nd Generation) Solid Tumors File IND in mid-2019 Preclinical Tumor Targeted (Undisclosed) Solid Tumors / Heme Malignancies Tumor Microenvironment Targeted (Undisclosed) Solid Tumors ProSTAR Trial MANIFEST Trial

Vision for 2019: A Year of Data 2019 Transition into a Late-Stage Oncology Development Company with an Exciting Pipeline of Development and Discovery Programs Generate positive POC and begin planning for pivotal registration studies with CPI-0610 and CPI-1205 Expand our EZH2 franchise by advancing CPI-0209 into clinical trials targeting solid tumors Deliver novel candidates into discovery and development portfolio

Epigenetics: Instructions for Genetic Code Tumor Cells MDSC NK Cell T Cell Focused on Three Distinct Classes That Chemically Modify Chromatin Tumor Microenvironment Target Transcriptional Networks That Result in Cell Death Re-program Immune Cells to Overcome Resistance to Cancer Immunotherapies Transcriptional Control to Turn Genes On or Off Writers Erasers Readers

CPI-0610

Control of Key Immune, Fibrotic, and Oncogenic Pathways Leads to Opportunity in Myelofibrosis (MF) BET Family of Proteins … Enhancer TSS BRD4 Transcription Factor … Fibrosis TGF-β target genes Immune Signaling NF-κB target genes Cancer Genetics MYC, BCL2

Kleppe et al., 2018 Cancer Cell In Vivo Support for BET Inhibition Enhancing JAK Inhibition in MF BET Inhibitor + Ruxolitinib Led to Synergistic Reduction in Spleen Improved Bone Marrow Fibrosis Score Vehicle 1–2+ JQ1 (BETi) 1+ Ruxolitinib 1+ Combo 0 * * * * Bar graph showing spleen weights (mg) of animals treated for 21 days (vehicle and JQ1) or 28 days (ruxolitinib and combo). n=4–5. *p value <0.05. Data is representative of three independent experiments.

Potent and selective inhibitor of BET proteins Treated 138 patients in Phase 1 trials of various hematologic malignancies Preliminary clinical activity observed: Potentially disease modifying in MF (Phase 2) Lymphoma – e.g., ABC-DLBCL (Phase 1) Signals of potentially differentiated safety profile Phase 1 data suggest that thrombocytopenia (DLT) is dose dependent, reversible and non-cumulative Activity seen at range of doses below the MTD CPI-0610 is a Potential Best-in-Class BET Inhibitor *CR also achieved at lower dose of 40mg QD with a different formulation **Ability to titrate up to 225 mg #Source – Forero-Torres et al. (2017) - Poster at American Society for Hematology 2017 Annual Meeting ^Sources – Amorin et al. (2016) Lancet Haematology, Volume 3, Issue 4 196-204 Selected BET Inhibitors with Published Phase 1 Lymphoma Data 300 200 100 0 Dose – mg (once daily) MTD CPI-0610 INCB057643# OTX-015^ MK-8628^ Active Lymphoma Dose*/MF Ph2 Dose** Active Dose

Reduce Inflammation and Suppress Cells in the Bone Marrow That Drive MF (Megakaryocytes) Mechanism of Potential Disease Modification in Myelofibrosis BET Signaling Differentiation of Myeloid Cells into Megakaryocytes Pro-Inflammatory Cytokines (e.g., IL-8) JAK/STAT Signaling STAT STAT Cytoplasm Nucleus NF-kB Target Genes BETs P P CPI-0610 = Pathway Blocked by CPI-0610

Unmet Need for a Disease-Modifying Therapy That Impacts All Four Hallmarks of MF * Based on preliminary data Hallmarks of Myelofibrosis Spleen Volume Constitutional Symptoms Anemia & Transfusion Dependence Bone Marrow Fibrosis JAKi’s CPI-0610*

Potential Value Proposition for CPI-0610 in Various Patient Segments of MF

Increased Rate of Transfusion Dependence*



Rate of Transfusion Dependence (%)
100%
80%
60%
40%
20%
0%
Momelotinib (n = 215)
Ruxolitinib (n = 217)
24.7%
24.0%
30.2%
40.1%
Baseline
Week 24

2L Transfusion-Dependent Patients

Convert to Transfusion Independence

Low Response Rate in 2L Patients**



Spleen Volume from Baseline (%)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
Momelotinib Group (n=70)
BAT Group (n=39)
7% Spleen Response
6% Spleen Response

2L Non-Transfusion-Dependent Patients

Decrease Spleen Volume, Symptoms and Other Disease-Modifying Parameters

Majority of 1L Patients Do Not Respond*



Spleen Volume from Baseline (%)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
Momelotinib (n = 184)
Ruxolitinib (n = 204)
Non-responders
26.5% Spleen Response
29% Spleen Response

1L Patients

Increase Rate of Spleen/Symptom Score Improvement (Combo with Ruxolitinib)

* SIMPLIFY-1: A Phase III Randomized Trial of Momelotinib Versus Ruxolitinib in Janus Kinase Inhibitor-Naïve Patients With Myelofibrosis. Mesa, R., et al. *J Clin Oncol* 2017: 35(34):3844-3850.

** Momelotinib Versus Best Available Therapy in Patients with Myelofibrosis Previously Treated with Ruxolitinib (Simplify 2): A Randomised, Open-Label, Phase 3 Trial. Harrison, C., et al. *Lancet Haematol*. 2018 Feb;5(2):e73-e81.

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MANIFEST: Expanded Phase 2 Trial in MF

Robust Development Plan Aimed at Addressing Unmet Needs

2L MF patients no longer on ruxolitinib → **CPI-0610 Mono**
- **Cohort 1A: 2L Transfusion Dependent (TD)**
  n = up to 16
- **Cohort 1B: 2L Non-TD**
  n = up to 25

2L MF patients on ruxolitinib despite disease progression on therapy → **CPI-0610 + Rux**
- **Cohort 2A: 2L Transfusion Dependent**
  n = up to 16
- **Cohort 2B: 2L Non-TD**
  n = up to 25

1L MF patients → **CPI-0610 + Rux** → **Cohort 3: 1L***
n = ~ 43

Endpoints

- Transfusion independence rate in Cohorts 1A, 2A
- Spleen volume reduction and Total Symptom Score assessment at 24 weeks in Cohorts 1B, 2B, and 3

Note: Each cohort will implement adaptive Simon's two-stage design

* Cohort 3 will enroll anemic patients, pivotal trial plans would include all comers

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Data cutoff December 10, 2018 MANIFEST: Data Update on First Four 2L MF Patients Treated Spleen Size Reduced in Patients as Measured by MRI Best Spleen Response Reduced spleen size Symptom improvement One patient with thrombocytosis and one patient transfusion-dependent at baseline – both resolved for > 1 year Ongoing >16 months Ongoing >12 months CPI-0610 + Ruxolitinib COMBINATION CPI-0610 MONOTHERAPY

Data cutoff December 10, 2018 Transfusion Independence and Improved Anemia and Platelet Count in Rux-Resistant Patient Durable Improvement in Hematopoiesis After CPI-0610 Treatment Patient treated with CPI-0610 + ruxolitinib combination therapy No Transfusions for ≥ 52 Weeks Transfusions 4 wks 4 wks 4 wks 6 wks 2 1 2 1 1 Units of Blood Transfused

Data cutoff December 10, 2018 Increasing Trends in Hemoglobin Levels in First Four Patients Treated Potential for Improved Hematopoietic Function

Baseline Baseline Cycle 17 Cycle 17 CPI-0610 as a Monotherapy Correlates with Improved Bone Marrow Fibrosis* *Reticulin stains; Not yet confirmed by central review MF Grade 3 MF Grade 2 MF Grade 2 MF Grade 1 Patient #3 Heavily Pre-Treated, ASXL1 and CALR Mutation Patient #4 Heavily Pre-Treated, ASXL1 and JAK2 Mutation Evidence of Reduced Fibrosis Evidence of Reduced Fibrosis

Best spleen volume reductions as measured by MRI occurred in all ten evaluable patients and ranged from 6% to 44% Symptom improvements were also observed Out of the four patients who received bone marrow assessments, three had a one-grade improvement in bone marrow fibrosis and had hemoglobin increases of ≥1.5 g/dL for ≥12 weeks without transfusions. The fourth patient had a one-grade improvement in the bone marrow reticulin score. Two of the four patients with bone marrow assessments were transfusion dependent at baseline, and both of these patients became transfusion independent. Hemoglobin increases of ≥1.5 g/dL occurred in both of two evaluable patients on monotherapy and three of nine patients on the combination with ruxolitinib CPI-0610, both as monotherapy and in combination with ruxolitinib, was generally well tolerated Summary of Data Update in ASCO/EHA Abstracts

Interim update from MANIFEST ASCO poster presentation, June 3, 8:00 AM CDT EHA oral presentation, June 15, 12:15PM CEST Investor meeting/conference call at ASCO, June 4, 7:00 AM CDT Enrollment: 44 patients (as of April 17, 2019) 24-week assessment: 12 patients 12-week assessment: 16 patients Update to include: spleen volume reduction, total symptom score, transfusion dependence, bone marrow fibrosis, safety Next Catalyst – MANIFEST Update

Deliver a therapy that can achieve disease modification as a monotherapy or in combination with JAK inhibitors Conversion of TD to TI Spleen volume reduction Symptom improvement Additional support: Reduced anemia Improvement in fibrosis grade Biomarkers: Cytokine levels and allelic burden MF as Potential Rapid Path to First Approval for CPI-0610 Lack of disease-modifying agents Inadequate response in majority of 1L patients No approved therapy in 2L disease Increased anemia and transfusion dependence Spleen Volume Constitutional Symptoms Anemia & Transfusion Dependence Bone Marrow Fibrosis Hallmarks of Myelofibrosis Significant Unmet Needs Goal for CPI-0610 in MF

CPI-1205 and CPI-0209 EZH2 Franchise

EZH2 Inhibition Offers Broad Therapeutic Potential

EZH2 "Writer" Activity Suppresses Gene Transcription

Polycomb Repressive Complex 2 (PRC2)…



EZH2

… Methylates Histone H3 at Lysine 27 (K27)



K27 K27 K27 K27 K27 K27 K27 K27 K27 K27 K27
SUPPRESSED TRANSCRIPTION

Acquired Drug Resistance:

- EZH2 mediates gene silencing that diminishes response to existing therapies

Cancer Genetics:

- Mutations in genes that create a functional dependency on EZH2

Regulation of Immune Cells:

- EZH2 reprograms T cells to suppress an anti-tumor immune response

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Yu et al., Cancer Research 2007 *Signature of H3K27me3-occupied EZH2 target genes repressed in metastatic relative to clinically localized prostate cancer and benign prostate tissue Model for EZH2 Role in Prostate Cancer EZH2 Gene Signature* Predicts Outcomes in Prostate Cancer 0 2 4 6 8 10 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 Time to relapse (years) Probability of survival Pro-Tumor Signaling Coregulators Prostate Tumor Growth AR AR Synergistically Enhances AR Signaling EZH2

*Bradley, WD, et al., ”EZH2 Inhibition as an Effective Treatment for Metastatic Castration-Resistant Prostate Cancer,” presentation at 2018 EORTC/NCI/AACR meeting EZH2 Synergy with Androgen Receptor Signaling (ARS) CPI-1205 Intensifies Gene Expression Effects of Enzalutamide in Prostate Cancer Cells* CPI-1205 is Active as Monotherapy and Synergistic with Enzalutamide in Killing Prostate Cancer Cells Enzalu- tamide CPI- 1205 Combo Theoretical concentration of each agent required to kill 90% of cancer cells if no synergistic activity Actual concentration of each agent required to kill 90% of cancer cells when combined Synergy

Current Treatment Paradigm in mCRPC mCRPC 1st Line Abiraterone or Enzalutamide 2nd Line Enzalutamide or Abiraterone (Poor Activity) 3rd Line Chemotherapy or Palliative Care CPI-1205 may enhance the activity of ARS inhibitors and reduce need for chemotherapy Pre-Metastatic Prostate Cancer

2L mCRPC Patients Treated with Abiraterone or Enzalutamide Suffer Poor Response Rate and Short Time to Progression* GOAL Treat with CPI-1205 combination therapy to achieve deeper and more durable responses > PSA30 = 6% > PSA50 = 4% > PSA80 = 0% TTP = 1.6 months > PSA30 = 43% > PSA50 = 31% > PSA80 = 10% TTP = 2.7 months Abiraterone + prednisone Enzalutamide *ASCO 2018 Poster Khalaf, et al. (Kim Chi lab)

ProSTAR Trial Design

Phase 2 Initiated

Phase 1b – Advanced mCRPC

Abiraterone + CPI-1205
(Prior Enzalutamide Progression)

Enzalutamide + CPI-1205
(Prior Abiraterone Progression)

Primary endpoints: MTD, RP2D
Results presented at AACR

Phase 2 – 2L mCRPC Patients Only

CPI-1205 + Abiraterone
(Progressed on Enzalutamide)
✓ ***Initiated*** **n ~ 30**

Enzalutamide + CPI-1205
(Progressed on Abiraterone)
✓ ***Initiated*** **n ~ 35**

vs.

Enzalutamide Alone
(Progressed on Abiraterone)
✓ ***Initiated*** **n ~ 35**

Primary endpoint: Response rate
PSA reduction, CTC reduction, ORR

Testing Biomarkers for Patient Enrichment

Note: In ProSTAR, abiraterone is dosed in combination with prednisone

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*Continued on CPI-1205 monotherapy after cycle 1 Resolution of Bone Metastases Baseline Cycle 4 Day 1 CPI-1205 + Enzalutamide* Example Patient 1

Objective Response by CT Scan February 2018 Baseline: December 2017 CPI-1205 + Enzalutamide Example Patient 2

CPI-1205 observed to be well-tolerated and clinically active Recommended Phase 2 dose of 800 mg three times daily Patients’ PSA responses tended to be deeper (e.g., PSA80) and more durable than expected with ARSi alone Activity observed in combo with abiraterone, which has poor 2L responses, or enzalutamide and in AR-V7-negative patients CPI-1205 + abiraterone: PSA80: 2/18 (11%) of all patients PSA80: 2/10 (20%) of AR-V7-negative patients ORR: **DCR = 6/8 (75%) or **DCR ≥ 3 months = 4/8 (50%) CPI-1205 + enzalutamide: PSA80: 3/16 (19%) of all patients PSA80: 3/11 (27%) of AR-V7 negative patients ORR: PR = 1/5 (20%) **DCR = 3/5 (60%) or **DCR ≥ 3 months = 3/5 (60%) ProSTAR Phase 1b Conclusions* *Please see poster CT094/18, which was presented at AACR on April 1, 2019, in the Investors & Media/Presentations section of http://www.constellationpharma.com **Disease Control Rate (DCR): Complete Response (CR) + Partial Response (PR) + Stable Disease (SD) Cycle 1 Day 1 Cycle 4 Day 1 Initial update for Phase 2 data in 2H 2019 medical meeting Resolution of bone metastases in patient on CPI-1205 + enzalutamide for one month followed by CPI-1205 monotherapy for two months

Significant PSA Reduction in Heavily Pre-Treated and Refractory Patient Experience with a Compassionate-Use Patient 3,000 2,500 2,000 1,500 1,000 500 12 agents prior to CPI-1205, including second-generation androgen inhibitors, chemotherapy, PARP inhibitors, tyrosine kinase inhibitors, checkpoint inhibitors, radium 223, and radiotherapy Start CPI-1205 + Enzalutamide (PSA ~ 2900) PSA Score (ng/mL) 80% reduction in PSA levels Evidence of tumor size reduction in the neck 6/1/2016 9/1/2016 12/1/2016 3/1/2017 6/1/2017 9/1/2017 12/1/2017 3/1/2018 PSA levels escalated significantly in final year of treatment prior to CPI-1205 + enzalutamide. Treatment interrupted due to non-treatment-related pneumonia. Subsequent progression in liver led to discontinuation. Patient later died. Expansion cohort in advanced prostate cancer initiated to evaluate potential anti-tumor activity.

CPI-1205 EZH2 Franchise Summary Preclinical synergy with androgen receptor signaling (ARS) inhibitors ProSTAR Phase 1b demonstrates well-tolerated combinations and evidence of activity with either enzalutamide or abiraterone ProSTAR Phase 2 started Best-in-class potential with more comprehensive coverage of EZH2 Broad application, including large patient populations across several solid tumors Single-agent and combination activity preclinically IND filing planned for mid-2019 CPI-0209

Lymphoma Xenograft – Mutated EZH2 Model Once-Daily Treatment Resulted in Rapid and Durable Tumor Regression CPI-0209: Second-Generation EZH2 Inhibitor CPI-0209 May Provide More Comprehensive EZH2 Coverage, Expanding Addressable Populations Cessation of treatment Prostate Cancer Xenograft – ARV7+ Model Vehicle CPI-0209, 25 mg/kg oral, once daily

Discovery Platform Fueling the Pipeline Innate Adaptive Alter aberrant gene expression within cancer cells Increase tumor immunogenicity Re-program immune cells to overcome resistance to cancer immunotherapies Tumor Cells Immune Cells Discovery Programs Targeting Epigenetic Regulators on the Tumor and Immune Microenvironment

Financial/Operational Strength

Potential Value Creation Catalysts

2018 –Year of Execution | **2019 –Year of Data**

1H 2018

- ✓ Complete crossover financing
- ✓ Expand enrollment in ProSTAR
- ✓ Initiate ORIOn-E
- ✓ Select 2nd generation EZH2 inhibitor candidate (CPI-0209)

2H 2018

- ✓ Complete IPO
- ✓ Activate additional sites in US, Canada / EU for CPI-0610 in myelofibrosis
- ✓ Initiate Phase 2 portion of ProSTAR trial

1H 2019

- ✓ CPI-1205 – Determine ORIOn-E safety and recommended Phase 2 dose (RP2D)
- ✓ CPI-1205 – Provide update from Phase 1b portion of ProSTAR trial at AACR on April 1
- ☐ CPI-0610 – Provide interim update from MANIFEST Phase 2 trial
- ☐ CPI-0209 – File IND for CPI-0209

2H 2019

- ☐ CPI-1205 – Provide interim update from Phase 2 portion of ProSTAR
- ☐ CPI-0610 – Provide additional update from MANIFEST trial

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Cash and cash equivalents and marketable securities as of March 31, 2019, of $115.8 million Current cash expected to fund operations into Q3 2020, including: Ongoing clinical trials to determine efficacy and safety of CPI-1205 and CPI-0610 necessary to begin pivotal trials Continued advancement of CPI-0209 Support for robust discovery/preclinical pipeline Crossover financing round in April 2018 and IPO in July 2018 raised $160 million from high-quality investors Venture debt of $20 million raised in March 2019; $20 million more available in part upon achievement of milestones Strong Cash Position $ Millions, Except Per-Share Amounts 1Q19 1Q18 R&D Expenses $15.7 $9.9 G&A Expenses $4.4 $2.3 Other Income, Net $0.7 $0.1 Net Loss Attributable to Common Stockholders ($19.4) ($12.1) Net Loss Per Share Attributable to Common Stockholders ($0.75) ($12.44)

Experienced Management Team, Board, and Scientific Advisors

Management Team

Jigar Raythatha
President and CEO
Jounce, Red Abbey, Biogen

Emma Reeve
SVP & Chief Financial Officer
Parexel, Novartis, Merck, Bristol-Myers Squibb, Aton Pharma

Adrian Senderowicz, M.D.
SVP & Chief Medical Officer
Cerulean, AstraZeneca, Sanofi, Tōkai, FDA, Puma Biotechnology

Patrick Trojer, PhD
SVP & Chief Scientific Officer
NYU School of Medicine (NYU Langone Medical Center), Constellation Pharmaceuticals

Karen Valentine
SVP, Chief Legal Officer & General Counsel
agenus, Locke Lord

Jessica Christo
SVP & Chief Product Development Officer
Verastem Oncology, Fresenius Biotech, Millennium

Brad Prosek
SVP, Corporate Development
Cubist, Biogen

Brenda Sousa
SVP, HR and Operations
EPIX

Board of Directors

Mark Goldsmith, M.D., Ph.D. (Chairman), Revolution Medicines

Jigar Raythatha

Jim Audia, Ph.D., Chicago Biomedical Consortium

Scott Braunstein, M.D., BOD – Esperion, Trevena, Ziopharm, Marinus

Tony Evnin, Ph.D., Venrock

Steven Hoerter, Deciphera Pharmaceuticals

Peter Svennilson, The Column Group

Bob Tepper, M.D., Third Rock Ventures

Elizabeth Tréhu, M.D., Jounce Therapeutics

Founders & Scientific Advisory Board

Danny Reinberg, Ph.D., NYU, HHMI, NAS

David Allis, Ph.D., Rockefeller Univ., NAS

Yang Shi, Ph.D., Harvard Medical School

Pam Sharma, M.D., Ph.D., MD Anderson Cancer Center

David Livingston, M.D., Dana Farber Cancer Center

Scott Lowe, Ph.D., Memorial Sloan-Kettering

Robert Schreiber, Washington U. School of Medicine

Constellation Pharmaceuticals

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